SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549
               ----------------------------------

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):
                         March 22, 1999
                       -----------------

                    FAST FOOD OPERATORS, INC.
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       (Exact Name of Registrant as Specified in Charter)

                            0-10213
                    ------------------------
                    (Commission File Number)

       New York                              13-2974867
      ----------                             ----------
    (State or Other Jurisdiction)          (I.R.S. Employer)
      of Incorporation)                 Identification Number)

     42-40 Bell Boulevard
     Bayside, New York                            11361
     --------------------                       ---------
     (Address of Principal                      (Zip Code)
     Executive Offices)

      Registrant's telephone number, including area code:

                         (718) 229-1113
                         --------------


   -----------------------------------------------------------
  (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.   Other Events

On March 22, 1999, Fast Food Operators, Inc. (the "Company") made a final distribution to shareholders in the amount of $.011 per share, or $98,057.30 in the aggregate, pursuant to the Company's plan of liquidation and dissolution (the "Plan"). The Plan, which included the sale by the Company of substantially all of its assets, as set forth in the Company's Proxy Statement, was approved by the Company's shareholders on October 26, 1998. The completion of such asset sale left the Company with no restaurants and no operations.

The distribution paid on March 22, 1999 was declared on March 1, 1999 to shareholders of record as of March 10, 1999. Such distribution, together with the previous distribution of $.10 per share, or $891,430 in the aggregate, paid on December 18, 1998 to shareholders of record as of December 10, 1998, brought the total amount paid to shareholders to $.111 per share, or $989,487.30 in the aggregate.

The Company is now nearing the final stage of its liquidation and dissolution pursuant to the Plan. All remaining assets, consisting principally of certain miscellaneous receivables, are being converted into cash and all remaining liabilities, consisting principally of certain professional fees and related disbursements, are being paid. Such process, which is anticipated to be completed within thirty days, is expected to result in a minor short-fall of cash which will be funded by the Company's President.

Pursuant to the Plan, the payment by the Company of the distributions to shareholders resulted in the cancellation of all shares of common stock, thereby leaving the Company with no shareholders. Accordingly, the Company is contemporaneously filing with the Securities and Exchange Commission, together with this Current Report on Form 8-K, a Form 15, Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 or Suspension of Duty to File Reports under Sections 13 and 15(d) of the Securities Exchange Act of 1934 pursuant to Rules 12g-4(a)(1) (i) and 12h-3(b)(1)
(i). Subsequent to the filing of this Form 8-K and the Form 15, the Company will have no further obligation to file and will not file any further reports with the Securities and Exchange Commission.

ITEM 7. Financial Statements, Pro-Forma Financial Information and Exhibits

None



                          SIGNATURES

       Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Fast Food Operators, Inc.
                                  -------------------------

                                       ( Registrant)



Date:  March 25, 1999             By: /S/ Lewis E. Topper

                                   -------------------------
                                   Name:   Lewis E. Topper
                                   Title:  President